HSBC INVESTOR FUNDS

HSBC Investor Prime Money Market Fund
HSBC Investor U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund
(the “Funds”)

Supplement Dated November 5, 2010
to the Prospectus Dated March 1, 2010
as supplemented to date

Expiration of Exemption from U.S. Withholding Tax for Certain Non-U.S. Persons

          On November 1, 2010, the exemption from U.S. withholding tax on the dividends attributable to short-term capital gains or interest earned by certain non-U.S. persons from their investments in the HSBC Investor Prime Money Market Fund, HSBC Investor U.S. Government Money Market Fund, and HSBC Investor U.S. Treasury Money Market Fund expired. As a result, such shareholders invested in the Funds will generally be assessed U.S. withholding tax on such dividends, at a rate of up to 30%. Please consult your tax adviser for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE